UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07143

T. Rowe Price Equity Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1: Report to Shareholders

Personal Strategy Balanced Portfolio	December 31, 2008

The views and opinions in this report were current as of December 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Personal Strategy Balanced Portfolio

Dear Investor

The past six months were difficult for investors. The list of problems—from troubled global credit markets and stressed financial institutions to weakening global economies—took their toll on the stock and bond markets, which posted double-digit losses. Except for Treasuries, there were no safe havens—all asset classes suffered substantial declines. As a result, the broadly diversified Personal Strategy Balanced Portfolio generated losses for the 6- and 12-month periods ended December 31, 2008.

The period was extremely humbling. Despite the once-in-a-generation perfect storm that hit the bond and stock markets, we remain committed to our investment approach, which incorporates a disciplined strategy, broad diversification, and a long-term focus. Although diversification could not withstand the simultaneous collapses in equity and bond markets and prevent short-term losses, we believe that over the long term, diversification has a time-tested track record as a prudent investment approach to moderate a portfolio’s volatility. Later in this report, we will discuss our positioning of the past six months, the reasons behind it, the impact of the markets on our portfolio, and how we have positioned ourselves for a recovery.

Highlights

• Troubled credit markets, collapsing financial institutions, and a slowing economy took their toll on bond and equity markets.

• The Personal Strategy Balanced Portfolio posted losses for the year ended December 31, 2008.

• With all asset classes declining, the past six months was one of those extraordinary periods where diversification was an ineffective strategy.

• We believe that history is on our side and that investors will be well-served over the long term by the portfolio’s fundamental commitment to diversification.

The Personal Strategy Balanced Portfolio posted sharp losses for the 6- and 12-month periods ended December 31, 2008, as shown in the Performance Comparison table. The portfolio lagged the Merrill Lynch-Wilshire Capital Market Index and the combined index portfolio in both periods. The portfolio’s allocation to stocks, especially large-cap growth stocks, was largely responsible for the weak relative results.

Market Environment

For about a year, the U.S. economy was weakening and, in early December 2008, the National Bureau of Economic Research announced that the U.S. has been in recession since December 2007. Growth is expected to remain anemic for at least the first half of 2009, and any recovery is now forecast to begin some time in the second half of the year. The number of job losses grows each week, and the unemployment rate reached 7.2% in December, the highest level in 16 years. Crude oil prices, a dominant concern several months ago when the cost of a barrel was more than $140, have now dropped to below $40 per barrel.

As inflation fears subsided, investors grew anxious about possible deflation. Despite the Federal Reserve’s policy of lowering interest rates and infusing financial markets with cash, credit market liquidity remained problematic throughout the summer and fall. By the end of the period, trading in high-yield bonds and commercial mortgage-backed securities had ground to a halt, and only the most creditworthy investment-grade corporate issues were changing hands. Meanwhile, investors seeking a safe haven drove Treasury yields to historic lows, with the two-year note dropping below 1.0% by the end of 2008.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That’s what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund’s holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients’ assets is our only business, and our long-term success is tied to our clients’ success.

Please take a moment to read this shareholder report. Your fund’s manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

U.S. stocks were volatile: There were weeks when the Dow Jones Industrial Average would fall several hundred points in a day and then recover 300 or 400 points in the next session, only to drop by a larger amount in the following days. The cumulative effect was to drive stocks much lower than they were when we last reported. Growth and value stocks lost considerable ground, but value stocks held up slightly better.

With the exception of U.S. Treasuries and other government-guaranteed issues, most credit-sensitive bonds produced disappointing returns as the flight to quality overwhelmed all other considerations. U.S. Treasury yields declined across all maturities, but interest rates of many other fixed-income securities increased as investors shunned assets that had some degree of credit risk. (Bond prices and interest rates move in opposite directions.) Other securities backed by the full faith and credit of the U.S. government, such as Ginnie Mae mortgage-backed securities, produced smaller gains. Investment-grade corporate, high-yield, and asset-backed (home equity, car, and credit card loans, primarily) bonds fared poorly.

The yield differential between investment-grade corporate bonds and Treasuries of similar maturity—known as the yield spread—increased to historically wide levels during 2008. Bonds issued by financial institutions, the largest segment of the investment-grade corporate market, proved particularly unpopular as investors became skittish after the U.S. government’s rescue of AIG and the collapse of Lehman Brothers. Concerns about large corporations defaulting—particularly the three major U.S. automakers—helped push high-yield spreads wider.

Non-U.S. stocks were even worse than domestic equities, and major foreign currencies, with the exception of the Japanese yen, fell against the U.S. dollar, hurting returns for U.S. investors. Risk-averse investors fled emerging market equities, which also generated large losses, especially in Asia.

Performance and Strategy Review

For the last six months, we have maintained an overweight to stocks relative to bonds. With bonds outperforming stocks, our emphasis on stocks hurt the portfolio’s relative performance. Additionally, weak security selection within several segments of the portfolio, most notably U.S. large-cap growth, U.S. large-cap value, and investment-grade bonds, contributed to underperformance. The allocation to high-yield bonds within the portfolio was also a negative contributor as the sector trailed investment-grade bonds.

With signs of economic growth slowing in the U.S. and overseas, we maintained a neutral weight between our U.S. and international holdings.

Among domestic equity holdings, we maintained a larger exposure to growth stocks. Over the period, we tempered our outlook for growth stocks and trimmed our positions. With value stocks outperforming growth during the period, our overweight position to growth stocks hurt performance. Believing the weakening economy would hurt smaller companies, we were underweight. Although small-cap stocks lost considerable value, they performed relatively better than large-caps.

Among our international holdings, our developed and emerging markets stocks generated losses and fared poorly on a relative basis, underperforming the MSCI All Country World ex-U.S. Index for the period. In our major equity holdings, we believe that Microsoft will continue to dominate the software market and is well positioned even during lean economic times. Google, the Internet search company, faces a slowing advertising environment in 2009, but its management has focused on containing costs and is well positioned to provide search services for mobile devices—an area of tremendous growth potential. ExxonMobil remains an attractive holding despite the recent drop in petroleum prices. When the global economy recovers, higher energy prices are likely to return since the world supply is constrained by declining production from existing wells and the failure to locate large new reserves. ExxonMobil is a well-run company that should be able to take full advantage of higher crude oil prices. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Among bond holdings, our underweight to high-yield bonds, which dramatically underperformed investment-grade issues, was beneficial to our performance. In the deteriorating economic environment, the market priced in the probability that there would be increasing numbers of defaults. For this fundamental reason and for technical reasons, we overweighted our investment-grade holdings. Despite this positioning, our performance relative to the Barclays Capital U.S. Aggregate Index (formerly called the Lehman Brothers U.S. Aggregate Index) was weak. We underperformed because the Barclays index does not include any allocation to high yield, which means that any underperformance of high yield relative to investment-grade bonds will detract from our relative performance.

The fund’s fixed-income allocation ended the reporting period at 36.78%. We are maintaining a relatively heavier stock allocation (63.3% compared with a neutral weighting of 60.0%). We are maintaining our overweight in U.S. growth stocks relative to value stocks, although we did increase the allocation to value stocks over the period. We are also keeping an underweight position in small-caps. Additionally, we remain underweight in fixed income, including cash.

Outlook

Markets around the world continue to experience extraordinary turbulence. Nevertheless, we believe the Fed’s efforts to stimulate the economy through lower interest rates and supportive government policies should eventually have a favorable impact on stocks. With the stock market’s sharp drop in the past six months, we believe it has priced in significant weakness in the global economy, making today’s valuations in the U.S. and developed overseas markets attractive. The possible drawback for equity markets is that tighter credit, rising unemployment, and weak consumer spending are likely to take their toll on corporate profitability.

Although the pain of the last few months has been exceptional, we believe that shareholders will be well-served over the long term by the portfolio’s fundamental commitment to diversification across asset classes as well as our emphasis on strong fundamental research in seeking investment opportunities in the current market environment.

Respectfully submitted,

Edmund M. Notzon III
Chairman of the portfolio’s Investment Advisory Committee

January 16, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio’s investment programs.

Risks of Investing

As with all stock and bond portfolios, share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a portfolio may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds usually are considered speculative investments.

Portfolios that invest overseas may carry more risk than those that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Barclays Capital U.S. Aggregate Index: An unmanaged index (formerly called the Lehman Brothers U.S. Aggregate Index) that tracks investment-grade corporate and government bonds.

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined Index Portfolio: An unmanaged portfolio composed of the following underlying indexes: 60% stocks (48% Russell 3000 Index, 12% MSCI All Country World Index ex-U.S.), 30% bonds (Barclays Capital U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

Credit Suisse High Yield Index: Tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: The average time (expressed in years) it takes investors to receive the present value of the future cash flows on their investment. It is used to measure the sensitivity of bond prices to interest rate changes (the shorter the duration, the less the bond’s price will rise or fall in value when interest rates change). Duration is affected by maturity, the coupon, and the time interval between payments. Other things being equal, a bond with a higher coupon will have a shorter duration, while zero-coupon bonds have the longest.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index including the Wilshire 5000 and Merrill Lynch High Yield II and Domestic Master indexes.

MSCI All Country World ex-U.S Index: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Personal Strategy Balanced Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Personal Strategy Balanced Portfolio

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

T. Rowe Price Personal Strategy Balanced Portfolio
December 31, 2008

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Personal Strategy Balanced Portfolio
December 31, 2008
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $164,489)	$	138,087
Interest and dividends receivable		559
Receivable for shares sold		107
Receivable for investment securities sold		87
Cash		11
Other assets		138
Total assets		138,989
Liabilities		
Obligation to return securities lending collateral		1,786
Payable for investment securities purchased		337
Due to affiliates		113
Payable for shares redeemed		80
Other liabilities		31
Total liabilities		2,347
NET ASSETS	**$**	**136,642**
Net Assets Consist of:		
Accumulated undistributed net realized loss	$	(8,702)
Net unrealized loss		(26,415)
Paid-in capital applicable to 10,762,674 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		171,759
NET ASSETS	**$**	**136,642**
NET ASSET VALUE PER SHARE	**$**	**12.70**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Personal Strategy Balanced Portfolio
($000s)

Year Ended 12/31/08
Investment Income (Loss)		
Income		
Dividend	$	2,962
Interest		2,521
Securities lending		149
Total income		5,632
Expenses		
Investment management and administrative expense		1,539
Investment management fees waived		(62)
Total expenses		1,477
Net investment income		4,155
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		(8,822)
Capital gain distributions from mutual funds		128
Futures		90
Swaps		3
Foreign currency transactions		(6)
Net realized loss		(8,607)
Change in net unrealized gain (loss)		
Securities		(53,806)
Futures		13
Swaps		(19)
Change in net unrealized loss		(53,812)
Net realized and unrealized loss		(62,419)
DECREASE IN NET ASSETS FROM OPERATIONS	**$**	**(58,264)**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Personal Strategy Balanced Portfolio
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Personal Strategy Balanced Portfolio
December 31, 2008

T. Rowe Price Equity Series, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Balanced Portfolio (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1994. The fund seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $2,000 for the year ended December 31, 2008.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on December 31, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Futures Contracts During the year ended December 31, 2008, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Swaps During the year ended December 31, 2008, the fund was a party to interest rate and credit default swaps. The fund may use swaps in an effort to manage exposure to changes in interest rates and credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest and/or currency rates and the possible failure of a counterparty to perform in accordance with the terms of the swap agreements.

Credit default swaps are agreements where one party (the protection buyer) will make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; therefore, the payment risk increases as the price of the relevant underlying credit declines due to market valuations of credit quality. At December 31, 2008, the notional amount of protection sold by the fund totaled $170,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers and the possible failure of a counterparty to perform in accordance with the terms of the swap agreements.

Collateral Agreements The fund has entered collateral agreements with certain counterparties to mitigate counterparty risk on over-the-counter derivatives, including swaps and forward currency exchange contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund is noted in the accompanying Portfolio of Investments. As of December 31, 2008, no collateral was pledged by either the fund or counterparties.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Market value of collateral is evaluated daily to ensure it exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

TBA Purchase Commitments During the year ended December 31, 2008, the fund entered into to be announced (TBA) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On December 31, 2008, the value of loaned securities was $1,693,000.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $79,577,000 and $56,104,000, respectively, for the year ended December 31, 2008. Purchases and sales of U.S. government securities aggregated $43,706,000 and $58,784,000, respectively, for the year ended December 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications between income and gain relate primarily to per share rounding of distributions. For the year ended December 31, 2008, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended December 31, 2008 and December 31, 2007 were characterized for tax purposes as follows:

At December 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2008, all unused capital loss carryforwards expire in fiscal 2016. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.90% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the year ended December 31, 2008 are as follows:

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of T. Rowe Price Personal Strategy Balanced Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Personal Strategy Balanced Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 5, 2009

Tax Information (Unaudited) for the Tax Year Ended 12/31/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $273,000 from short-term capital gains,

• $932,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $1,568,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $949,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Portfolio’s Directors and Officers

Your portfolio is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the portfolio, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the portfolio’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name (Year of Birth)
Year Elected*	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies

Jeremiah E. Casey (1940)	Director, National Life Insurance (2001 to 2005); Director, The Rouse Company, real estate developers (1990
2005	to 2004)

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour (8/08 to present);
2001	Director, Vornado Real Estate Investment Trust (3/04 to present); Director, Mercantile Bankshares (2002 to 2007);
Member, Advisory Board, Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and
Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm (10/95 to present); Chairman,
1994	The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin (1938)	Chairman and President, Nye Corporation (6/88 to present); Director, Golden Star Resources Ltd. (5/92 to present);
1994	Director, Pacific Rim Mining Corp. (2/02 to present); Director, B.C. Corporation (3/08 to present); Chairman, Canyon
Resources Corp. (8/07 to 3/08); Director, Atna Resources Ltd. (3/08 to present)

Karen N. Horn (1943)	Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director,
2003	Federal National Mortgage Association (9/06 to present); Director, Norfolk Southern (2/08 to present); Director,
Georgia Pacific (5/04 to 12/05); Managing Director and President, Global Private Client Services, Marsh Inc. (1999
to 2003)

Theo C. Rodgers (1941)	President, A&R Development Corporation (1977 to present)
2005

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Partner,
2001	Blackstone Real Estate Advisors, L.P. (10/92 to present)

*Each independent director oversees 126 T. Rowe Price portfolios (except for Mr. Fagin, who oversees 125 T. Rowe Price portfolios) and serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios
Overseen]	Principal Occupation(s) During Past Five Years and Directorships of Other Public Companies

Edward C. Bernard (1956)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
2006 [126]	Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of
the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.;
Director, T. Rowe Price International, Inc.; Chief Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA (1945)	Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust
1994 [16]	Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Portfolio(s) Served	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Executive Vice President, Equity Series	Price Trust Company

P. Robert Bartolo, CFA, CPA (1972)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Equity Series	Price Trust Company

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Executive Vice President, Equity Series	Price Trust Company

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Equity Series	Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President, Equity Series	International, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice
Chief Compliance Officer, Equity Series	President, T. Rowe Price Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President, Equity Series

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Treasurer, Equity Series	Investment Services, Inc., and T. Rowe Price Trust Company; formerly
Partner, PricewaterhouseCoopers LLP (to 2007)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Equity Series

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Equity Series	Price International

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Equity Series	Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary, Equity Series	Services, Inc.

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Equity Series

Edmund M. Notzon III, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Executive Vice President, Equity Series	Investment Services, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President, Equity Series	T. Rowe Price Trust Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global Asset Management Limited,
T. Rowe Price Global Investment Services Limited, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan
Services, Inc.

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Executive Vice President, Equity Series	Price Trust Company

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
President, Equity Series	Chairman of the Board, Chief Investment Officer, Director, and Vice
President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
Trust Company

Deborah D. Seidel (1962)	Vice President, T. Rowe Price Investment Services, Inc.
Vice President, Equity Series

Ken D. Uematsu, CFA (1969)	Assistant Vice President, T. Rowe Price
Executive Vice President, Equity Series

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Equity Series

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Equity Series

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,486,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 19, 2009